UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 21, 2013

UMAX Group Corp.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

333-174334	99-0364796
(Commission File Number)	(IRS Employer Identification No.)

3923 West 6 th Street Ste. 312
Los Angeles, California	90020
(Address of Principal Executive Offices)	(Zip Code)

(213) 381-6627

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Statement: This Form 8-K/A is being submitted to clarify the dates surrounding the resignation and appointment of the Company’s former and current auditors.

Item 4.01 Changes in Registrant’s Certifying Accountant.

Effective November 20, 2013, , Ronald Chadwick, (“Chadwick”) resigned as the registered independent public accountant of Umax Group Corp. (the “Company”). Effective November 20, 2013 Cutler & Company, LLC. (“Cutler”) was appointed and approved by Board of Directors as the new registered independent public accountant for the Company.

During the Company’s Two (2) most recent fiscal years and through the subsequent period ending July 31, 2013, the Company did not consult with Cutler regarding: (i) the application of accounting principles to any specified transactions; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; (iii) written or oral advice to assist the Company in reaching a decision as to accounting, auditing, or financial reporting issues; or (iv) any matter that was the subject of a disagreement between the Company and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Chadwick served as the Company’s registered independent accountant from June 17, 2011 to November 20, 2013, . Chadwick’s audit report on the Company’s financial statements as of and for the years ended April 30, 2012 and 2011, was included in the Company’s Annual Report on Form 10-K, and other than the explanatory language included in the audit report related to the substantial doubt that existed as to the Company’s ability to continue as a going concern due to recurring net losses and its accumulated deficit, the audit report did not contain an adverse opinion or disclaimer opinion nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the Two (2) most recent fiscal years and the subsequent period ending , November 20, 2013, the date of Chadwick’s resignation, there were no disagreements between the Company and Chadwick concerning any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to Chadwick’s satisfaction, would have caused them to make a reference to the subject matter of the disagreements in connection with their reports; there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Chadwick a copy of the foregoing disclosures and requested a letter from Chadwick addressed to the Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which they do not agree. Chadwick’s letter is attached as an exhibit hereto as Exhibit 16.1.

Item 9.01   Financial Statements and Exhibits.

Exhibit No.	Description
16.1	Letter, dated November 20, 2013, from Ronald Chadwick, P.C. to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Umax Group Corp.

Date: December 4, 2013	By:	/s/ Michelle Mercier
Chief Financial Officer and Director